SHENZHEN YU ZHI LU AVIATION SERVICE COMPANY, LTD.

                              FINANCIAL STATEMENTS

                                 MARCH 31, 2006

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm .................      1

Balance Sheet ...........................................................      2

Statements of Income ....................................................      3

Statements of Cash Flow .................................................      4

Statements of Stockholders Equity .......................................      5

Notes to Financial Statements ...........................................  6 -13

MORGENSTERN, SVOBODA, & BAER, CPA's, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MORGENCPA@CS.COM

             Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Shenzhen Yu Zhi Lu Aviation Service Company, Ltd.

We have reviewed the accompanying balance sheet of Shenzhen Yu Zhi Lu Aviation Service Company, Ltd. as of March 31, 2006 and the condensed statements of income for the three-months ended March 31, 2006 and statements of cash flows for the three month then ended. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

Morgenstern, Svoboda, & Baer CPA's P.C.
Certified Public Accountants

New York, New York
June 8, 2006

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                           BALANCE SHEETS (UNAUDITED)
                                 MARCH 31, 2006

    ASSETS
Current Assets
Cash and cash equivalents                                             $  650,159
Acquisition Deposit                                                    1,309,766
Trade Deposit                                                            566,318
Due From Shareholder                                                     743,035
Refundable Deposits                                                       19,665
Prepaid expenses                                                          91,094
                                                                      ----------
Total Current Assets                                                   3,380,037

Property & equipment, net                                                 19,313
Intangible assets                                                         72,349
                                                                      ----------
Total Assets                                                          $3,471,699
                                                                      ==========

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued expenses                                 $1,501,533
Income tax payable                                                       239,430
                                                                      ----------
Total Current Liabilities                                              1,740,963
                                                                      ----------

Stockholders' Equity

Common stock, $.12 par value, 3,000,000
shares authorized, 3,000,000 issued and outstanding                       36,000
Additional paid in capital                                               326,463
Other comprehensive income                                                23,949
Retained earnings                                                      1,344,324
                                                                      ----------
Total Stockholders' Equity                                             1,730.736
                                                                      ----------
Total Liabilities and Stockholders' Equity                            $3,471,699
                                                                      ==========

   The accompanying notes are an integral part of these consolidated financial statements.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                        STATEMENTS OF INCOME (UNAUDITED)
                    FOR THE THREE MONTHS ENDED MARCH 31, 2006

Sales, net                                                            $ 764,504

Selling General and administrative expenses                             228,456
                                                                      ---------
Income from operations                                                  536,048
                                                                      ---------

Other (Income) Expense
Interest income                                                           6,419
Interest expense                                                           (904)
                                                                      ---------
Total Other (Income) Expense                                              5,515
                                                                      ---------
Income before income taxes                                              541,563

Provision for income taxes                                               81,234
                                                                      ---------
Net income                                                            $ 460,329
                                                                      =========

   The accompanying notes are an integral part of these consolidated financial statements.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                      STATEMENTS OF CASH FLOWS (UNAUDITED)
                    FOR THE THREE MONTHS ENDED MARCH 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                                                          $   460,329
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization                                             8,669
(Increase) / decrease in assets:
Due From shareholder                                                   (100,427)
Prepaid expenses                                                        (85,314)
Trade Deposits                                                           (3,754)
Deposits                                                                   (958)
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses                                  (863,249)
Income tax payable                                                       82,552
                                                                    -----------
Total Adjustments                                                      (502,152)
                                                                    -----------

Net cash provided by operating activities                              (502,152)
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property & equipment                                        (11,213)

Acquisition deposits                                                     (8,683)
                                                                    -----------
Net cash provided by Investing activities                               (19,896)
                                                                    ===========
Effect of exchange rate changes on cash and cash equivalents              9,901

Net change in cash and cash equivalents                                (512,147)
Cash and cash equivalents, beginning balance                          1,162,306
                                                                    -----------
Cash and cash equivalents, ending balance                           $   650.159
                                                                    ===========
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
                                                                    ===========
Interest payments                                                   $       -0-
                                                                    ===========

   The accompanying notes are an integral part of these consolidated financial statements.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                  STATEMENT OF STOCKHOLDERS' EQUITY (UNAUDITED)
                    FOR THE THREE MONTHS ENDED MARCH 31, 2006

                                                                           Retained
                                         Additional        Other           Earnings          Total
                     Common Stock          Paid-In     Comprehensive    (Accumulated     Stockholders'
                  Shares      Amount       Capital         Income          Deficit)      Equity/Deficit
                  ------      ------       -------         ------          --------      --------------
Balance
December 31,
2005            3,000,000    $36,000      $326,463        $14,048          $883,995        $1,260,506

Foreign
currency
translation
adjustments                                                 9,901                               9,901
income for
the
year ended
December  31,
2005                                                                        460,329           460,329
              ---------------------------------------------------------------------------------------
Balance
March 31,
2006            3,000,000    $36,000      $326,463        $23,949        $1,344,324        $1,730,736
              =======================================================================================

   The accompanying notes are an integral part of these consolidated financial statements.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2006

Note 1 - ORGANIZATION

Shenznen Yuzhilu Aviation Service Co., Ltd. was incorporated on March 9, 1998 in the Peoples Republic of China (PRC), and is airline tickets sales agent.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

Translation Adjustment

As of March 31, 2006, the accounts of Shenznen Yuzhilu Aviation Service Co., Ltd. were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars
(USD) in accordance with Statement of Financial Accounts Standards (SFAS) No. 52, Foreign Currency Translation with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders equity. Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        Furniture and Fixtures                  5 years
        Automobile                              5 years
        Computer Hardware and Software          5 years

As of March 31, 2006 Property, Plant & Equipment consist of the following:

        Furniture & fixture                     $ 6,265
        Automobile                               27,426
        Office equipment                         52,319
                                                -------
                                                 86,010
        Accumulated
        depreciation                             66,697
                                                -------

                                                $19,313
                                                =======

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations for a Disposal of a Segment of a Business. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of March 31, 2006 there were no significant impairments of its long-lived assets.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Revenue is recognized at the date the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

Income Taxes

The Company utilizes SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Statement of Cash Flows

In accordance with SFAS No. 95, Statement of Cash Flows, cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Intangibles

Intangible assets are amortized using the straight-line method over their estimated period of benefit. Evaluation of the recoverability of intangible assets is made annually to take into account events or circumstances that warrant revised estimates of useful lives or that indicate that impairment exists. All of our intangible assets are subject to amortization. No impairments of intangible assets have been identified during any of the periods presented.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Recent accounting pronouncements

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In February 2006, FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No 133, Accounting for Derivative Instruments and Hedging Activities, and SFAF No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006.

Legal proceedings

There are no material legal proceedings to which the Company is a party to or which any of there property is subject.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (FSP 150-5), ss.Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable. FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of FASB Statement No. 150, ss.Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

Note 3 - TRADE DEPOSITS

Trade deposits represents amount held by Airlines and deposits. As of March 31, 2006 the company had paid $566,318 as trade deposits.

Note 4 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after 1 year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2006

Note 5 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (EIT) is at a statutory rate of 15%.

     The following is a
     reconciliation of income
     tax expense:

     3/31/2006                       Total
                                  ------------
     Current                      $     81,234
     Deferred
                                  ------------
     Total                        $     81,234
                                  ============

Note 6 - COMMITTMENTS

The Company leases various office facilities under operating leases that terminate on various dates during 2006. Rental expense for these leases consisted of $11,255 for the three months ended March 31, 2006. The Company has future minimum lease obligations as follows:

                              2006       $ 7,455
                                         -------
                              Total      $ 7,455
                                         =======

The Company has entered into share purchase agreements with three Companies located within the PRC. The agreements call for the purchase of 90% of the outstanding shares at the three Companies for approximately $4,335,000. As of March 31, 2006 the Company has deposited $1,301,000 toward these acquisitions.

The company is potentially merging into a United States Public Company. There is no assurance if or when the company will enter into any agreement.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

Note 7 - OTHER COMPREHENSIVE INCOME (LOSS)

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity, at March 31, 2006 are as follows:

                                                     Foreign        Accumulated
                                                    Currency           Other
                                                   Translation     Comprehensive
                                                    Adjustment        Income
                                                  -------------    -------------
Balance at December 31, 2005                      $      14,048    $      14,048
Change for 2006                                           9,901            9,901
                                                  -------------    -------------
Balance at March 31, 2006                         $      23,949    $      23,949
                                                  =============    =============

Note 8 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 9 - MAJOR CUSTOMERS AND CREDIT RISK

The Company derives its income from various Airlines. Most revenue is cleared thru IATA, a centralized reporting platform.

                SHENZHEN YU ZHI LU AVIATION SERVICE COMPANY, LTD.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm .................      1

Balance Sheet ...........................................................      2

Statements of Income ....................................................      3

Statements of Cash Flow .................................................      4

Statements of Stockholders Equity .......................................      5

Notes to Financial Statements ...........................................  6 -13

MORGENSTERN, SVOBODA, & BAER, CPA's, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MORGENCPA@CS.COM

             Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Shenznen Yu Zhi Lu Aviation Service Company, Ltd.

We have audited the accompanying balance sheet of Shenznen Yu Zhi Lu Aviation Service Company, Ltd. ("Company") as of December 31, 2005 and 2004, and the related statements of income, comprehensive losses, statement of stockholders' equity, and cash flows for each of the two years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shenznen Yuzhilu Aviation Service Co., Ltd. as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of two years in the period ended December 31, 2005, in conformity with generally accepted accounting principles in the United States of America.

Morgenstern, Svoboda & Baer, CPAs, P.C.
Certified Public Accountants

New York, NY
June 7, 2006

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                                 BALANCE SHEETS
                           DECEMBER 31, 2005 and 2004

   ASSETS                                                2005           2004
                                                     -----------    -----------
Current Assets
Cash and cash equivalents                            $ 1,162,306    $   624,703
Acquisition deposits                                   1,301,083             --
Trade deposits                                           562,564        491,754

Due from shareholder                                     642,608        308,675
Refundable deposits                                       18,706         18,239
Prepaid expenses                                           5,781         10,737
                                                     -----------    -----------
Total Current Assets                                   3,693,048      1,454,108

Property & equipment, net                                  9,814         12,733
Intangible assets                                         79,304        106,325
Deferred tax asset                                            --         87,089

                                                     -----------    -----------
Total Assets                                         $ 3,782,166    $ 1,660,255
                                                     ===========    ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued expenses                $ 2,364,783    $ 1,791,288
Income tax payable                                       156,877             --
                                                     -----------    -----------
Total Current Liabilities                              2,521,660      1,791,288
                                                     -----------    -----------

Stockholders' Equity

Common stock, $.12 par value, 3,000,000
shares authorized, 3,000,000 issued and outstanding       36,000         36,000
Additional paid in capital                               326,463        326,463
Other comprehensive income                                14,048             (7)
Retained earnings                                        883,995       (493,489)
                                                     -----------    -----------
Total Stockholders' Equity                             1,260,506       (131,033)
                                                     -----------    -----------
Total Liabilities and Stockholders' Equity           $ 3,782,166    $ 1,660,255
                                                     ===========    ===========

   The accompanying notes are an integral part of these consolidated financial statements.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                        2005            2004
                                                    -----------     -----------
Commissions, net                                    $ 2,618,094     $ 2,166,893

Selling General and administrative expenses           1,034,488       1,869,744
                                                    -----------     -----------
Income from operations                                1,583,606         297,149
                                                    -----------     -----------

Other (Income) Expense
Interest income                                          29,049           3,640
Other income                                              9,438          34,452
Interest expense                                         (1,524)        (22,594)
                                                    -----------     -----------
Total Other (Income) Expense                             36,963          15,498
                                                    -----------     -----------
Income before income taxes                            1,620,560         312,647

Provision for income taxes                              243,085          46,897
                                                    -----------     -----------
Net income                                          $ 1,377,484     $   265,750
                                                    ===========     ===========

   The accompanying notes are an integral part of these consolidated financial statements.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                            STATEMENTS OF CASH FLOWS
                     FOR THE YARS DECEMBER 31, 2005 AND 2004

                                                                    2005            2004
                                                                -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                                                      $ 1,377,484     $   265,750
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization                                        33,775          38,116
(Increase) / decrease in assets:
Deferred income tax                                                  87,089          46,894
Due from shareholder                                               (333,933)       (308,675)
Prepaid expenses                                                      4,957          (6,533)
Trade deposits                                                      (70,810)        (22,001)
Deposits                                                               (466)         (9,908)
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses                               573,493          (5,971)
Income tax payable                                                  156,877              --
                                                                -----------     -----------
Total Adjustments                                                   450,982         268,078
                                                                ===========     ===========

Net cash provided by operating activities                         1,828,466          (2,328)
                                                                -----------     -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property & equipment                                     (3,835)         (1,849)
Acquisition deposits                                             (1,301,083)             --
                                                                -----------     -----------
Net cash provided by Investing activities                        (1,304,918)         (1,849)
                                                                -----------     -----------
Effect of exchange rate changes on cash and cash equivalents         14,055              (7)

Net change in cash and cash equivalents                             537,603          (4,184)
Cash and cash equivalents, beginning balance                        624,703         628,887
                                                                -----------     -----------
Cash and cash equivalents, ending balance                       $ 1,162,306     $   624,703
                                                                ===========     ===========
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Interest payments                                               $     1,524     $    22,594
                                                                ===========     ===========

   The accompanying notes are an integral part of these consolidated financial statements.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                        STATEMENT OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                   Retained
                                               Additional         Other            Earnings           Total
                       Common Stock             Paid-In       Comprehensive      (Accumulated     Stockholders'
                   Shares        Amount         Capital           Income            Deficit)     Equity/Deficit
                 ----------    ----------     ------------    -------------      -------------   --------------
Balance           3,000,000       $36,000         $326,463                         $ (759,239)       $ (396,776)
December
31, 2003

Foreign
currency
translation
adjustments                                                              (7)                                 (7)
income for
the year
ended
December
31, 2005                                                                              265,750           265,750
               ------------------------------------------------------------------------------------------------
Balance
December
31, 2004          3,000,000       $36,000         $326,643               (7)         (493,489)         (131,033)

Foreign
currency
translation
adjustments                                                          14,055                              14,055
income for
the year
ended
December
31, 2005                                                                            1,377,484         1,377,484
               ------------------------------------------------------------------------------------------------
Balance
December
31, 2005          3,000,000       $36,000         $326,463          $14,048        $  883,995        $1,260,506
               ================================================================================================

   The accompanying notes are an integral part of these consolidated financial statements.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

Note 1 - ORGANIZATION

Shenznen Yuzhilu Aviation Service Co., Ltd. was incorporated on March 9, 1998 in the Peoples Republic of China (PRC), and is airline tickets sales agent.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

Translation Adjustment

As of December 31, 2005 and 2004, the accounts of Shenznen Yuzhilu Aviation Service Co., Ltd. were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards
(SFAS) No. 52, Foreign Currency Translation with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders equity. Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      Furniture and Fixtures                          5 years
      Automobile                                      5 years
      Computer Hardware and Software                  5 years

As of December 31, 2005 and 2004 Property, Plant & Equipment consist of the following:

                                       2005              2004
                                     --------          --------
      Furniture & fixture            $  2,959          $  1,326
      Automobile                       27,426            27,426
      Office equipment                 44,412            42,210
                                     --------          --------
                                       74,797            70,962
      Accumulated
      depreciation                    (64,983)           58,229
                                     --------          --------
                                     $  9,814          $ 12,733
                                     ========          ========

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations for a Disposal of a Segment of a Business. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2005 and 2005 there were no significant impairments of its long-lived assets.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Revenue is recognized at the date the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

Income Taxes

The Company utilizes SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Statement of Cash Flows

In accordance with SFAS No. 95, Statement of Cash Flows, cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Intangibles

Intangible assets are amortized using the straight-line method over their estimated period of benefit. Evaluation of the recoverability of intangible assets is made annually to take into account events or circumstances that warrant revised estimates of useful lives or that indicate that impairment exists. All of our intangible assets are subject to amortization. No impairments of intangible assets have been identified during any of the periods presented.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Recent accounting pronouncements

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In February 2006, FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No 133, Accounting for Derivative Instruments and Hedging Activities, and SFAF No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006.

Legal proceedings

There are no material legal proceedings to which the Company is a party to or which any of there property is subject.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (FSP 150-5), iss.Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable. FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of FASB Statement No. 150, iss.Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

Note 3 - TRADE DEPOSITS

Trade deposits represents amount held by Airlines and deposits. As of December 31, 2005 and 2004 the company had paid $562,564 and $491,754 respectively as trade deposits.

Note 4 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after 1 year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

Note 5 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC.

Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (EIT) is at a statutory rate of 15%.

      The following is a
      reconciliation of income
      tax expense:

      12/31/2005                   Total
                                 --------
      Current                    $155,996
      Deferred                     87,089
                                 --------
      Total                      $243,085
                                 ========

      12/31/2004                   Total
                                 --------
      Current                    $     --
      Deferred                     46,897
                                 --------
      Total                      $ 46,897
                                 ========

Note 6 - COMMITTMENTS

The Company leases various office facilities under operating leases that terminate on various dates during 2005. Rental expense for these leases consisted of $34,226 and $31,268 for the three months ended December 31, 2005 and 2004, respectively. The Company has future minimum lease obligations as follows:

                        2006            $ 13,400
                                        --------
                        Total           $ 13,400
                                        ========

The Company has entered into share purchase agreements with three Companies located within the PRC. The agreements call for the purchase of 90% of the outstanding shares at the three Companies for approximately $4,335,000. As of December 31, 2005 the Company has deposited $1,301,000 toward these acquisitions.

The company is potentially merging into a United States Public Company. There is no assurance if or when the company will enter into any agreement.

                Shenznen Yu Zhi Lu Aviation Service Company, Ltd
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

Note 7 - OTHER COMPREHENSIVE INCOME (LOSS)

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity, at December 31, 2005 and December 31, 2004 are as follows:

                                             Foreign         Accumulated
                                             Currency           Other
                                            Translation     Comprehensive
                                             Adjustment         Income
                                           -------------    -------------
      Balance at December 31, 2003         $           0    $           0
      Change for 2004                                 (7)              (7)
                                           -------------    -------------
      Balance at December 31, 2004         $          (7)   $          (7)
      Change for  December 31, 2005               14,055           14,055
                                           -------------    -------------
      Balance at December 31, 2005         $      14,048    $      14,048
                                           =============    =============

Note 8 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 9 - MAJOR CUSTOMERS AND CREDIT RISK

The Company derives its income from various Airlines. Most revenue is cleared thru IATA, a centralized reporting platform.

Tam Of Henderson, Inc.

Unaudited Proforma Condensed Combined Statement Of Financial Condition

March 31, 2006

                                                                  Full Power    Shenzhen Yu Zhi Lu
                                                 Tam Of          Enterprises         Aviation          Pro Forma
                                             Henderson, Inc.   Global Limited  Service Company, Ltd.  Adjustments       Pro Forma
                                             ------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                             650,159                             650,159
  Other receivables and deposits, net                                                 2,729,878                           2,729,878
                                             --------------------------------------------------------------------------------------
      Total current assets                                0                 0         3,380,037                 0         3,380,037
NON CURRENT ASSETS:
  Fixed assets, net                                                                      19,313                              19,313
  Intangible assets, net                                                                 72,349                              72,349
  Deferred tax assets                                                                         0
                                             --------------------------------------------------------------------------------------
TOTAL ASSETS                                              0                 0         3,471,699                 0         3,471,699
                                             ======================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable and accruals                                                       1,501,533                           1,501,533
  Income tax liability, current                                                         239,430                             239,430
                                             --------------------------------------------------------------------------------------
      Total current liabilities                           0                 0         1,740,962                 0         1,740,962
                                             ======================================================================================
STOCKHOLDERS' EQUITY:
  Common stock                                       10,450            50,000           362,463           -10,450           412,463
  Additional Paid In Capital                          9,595                                                -9,595                 0
  Retained earnings                                 -20,045                           1,344,324            20,045         1,344,324
  Subcription Receivable                                              -50,000                                               -50,000
  Comprehensive                                                                          23,949                              23,949
                                             --------------------------------------------------------------------------------------
      Total stockholders' equity                          0                 0         1,730,736                 0         1,730,736
                                             --------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                0                 0         3,471,699                 0         3,471,699
                                             ======================================================================================

Tam Of Henderson, Inc.

Unaudited Proforma Condensed Combined Statement Of Financial Condition

31-Dec-05

                                                                  Full Power    Shenzhen Yu Zhi Lu
                                                 Tam Of          Enterprises         Aviation          Pro Forma
                                             Henderson, Inc.   Global Limited  Service Company, Ltd.  Adjustments       Pro Forma
                                             ------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                           1,162,306                           1,162,306
  Other receivables and deposits, net                                                 2,530,741                           2,530,741
                                             --------------------------------------------------------------------------------------
      Total current assets                                0                 0         3,693,048                 0         3,693,048
NON CURRENT ASSETS:
  Fixed assets, net                                                                       9,814                               9,814
  Intangible assets, net                                                                 79,304                              79,304
  Deferred tax assets                                                                         0
                                             --------------------------------------------------------------------------------------
TOTAL ASSETS                                              0                 0         3,782,166                 0         3,782,166
                                             ======================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable and accruals                                                       2,364,782                           2,364,782
  Income tax liability, current                                                         156,877                             156,877
                                             --------------------------------------------------------------------------------------
      Total current liabilities                           0                 0         2,521,659                 0         2,521,659
                                             ======================================================================================
STOCKHOLDERS' EQUITY:
  Common stock                                       10,450            50,000           362,463           -10,450           412,463
  Additional Paid In Capital                          9,595                                                -9,595                 0
  Retained earnings                                 -20,045                             883,995            20,045           883,995
  Subcription Receivable                                              -50,000                                               -50,000
  Comprehensive                                                                          14,048                              14,048
                                             --------------------------------------------------------------------------------------
      Total stockholders' equity                          0                 0         1,260,507                 0         1,260,507
                                             --------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                0                 0         3,782,166                 0         3,782,166
                                             ======================================================================================

Tam Of Henderson, Inc.

Unaudited Proforma Condensed Combined Statement Of Financial Condition

March 31, 2006

                                                                  Full Power    Shenzhen Yu Zhi Lu
                                                 Tam Of          Enterprises         Aviation          Pro Forma
                                             Henderson, Inc.   Global Limited  Service Company, Ltd.  Adjustments       Pro Forma
                                             ------------------------------------------------------
Revenue                                                                                 808,985                             808,985
Sales tax                                                                               (44,481)                            (44,481)
                                             --------------------------------------------------------------------------------------
                                                          0                 0           764,504                 0           764,504
Selling expense                                                                        (221,974)                           (221,974)
General and administrative expenses                                                      (6,482)                             (6,482)
                                             --------------------------------------------------------------------------------------
Income from operations                                    0                 0           536,048                 0           536,048
Other (Income)/Expense
  Interest income                                                                        (6,419)                             (6,419)
  Others                                                                                      0                                   0
  Interest expense and charge                                                               904                                 904
                                             --------------------------------------------------------------------------------------
    Total Other (Income)/Expense                          0                 0            (5,515)                0            (5,515)

Income before income taxes                                                              541,563                             541,563
Provision for income taxes                                                              (81,234)                            (81,234)
                                             --------------------------------------------------------------------------------------
Net income                                                0                 0           460,328                 0           460,328
Opening Retained Earnings                                                               883,995                             883,995
                                             --------------------------------------------------------------------------------------
Closing Retained Earnings                                                             1,344,324                           1,344,324
                                             ======================================================================================

Tam Of Henderson, Inc.

Unaudited Proforma Condensed Combined Statement Of Financial Condition

31-Dec-05

                                                                  Full Power    Shenzhen Yu Zhi Lu
                                                 Tam Of          Enterprises         Aviation          Pro Forma
                                             Henderson, Inc.   Global Limited  Service Company, Ltd.  Adjustments       Pro Forma
                                             ------------------------------------------------------
Revenue                                               15747                           2,761,703                           2,777,450
Sales tax                                                                              (143,609)                           -143,609
                                             --------------------------------------------------------------------------------------
                                                     15,747                 0         2,618,094                           2,618,094
Selling expense                                                                        (993,970)                           -993,970
General and administrative expenses                  -16553                             (40,518)                            -57,071
                                             --------------------------------------------------------------------------------------
Income from operations                               32,300                 0         1,583,606                 0         1,567,053
Other (Income)/Expense
  Interest income                                                                       (29,049)                            -29,049
  Others                                                                                 (9,438)                             -9,438
  Interest expense and charge                                                             1,524                               1,524
                                             --------------------------------------------------------------------------------------
     Total Other (Income)/Expense                         0                 0           (36,963)                0           (36,963)

Income before income taxes                             -806                           1,620,569                           1,619,763
Provision for income taxes                                0                            (243,085)                           -243,085
                                             --------------------------------------------------------------------------------------
Net income                                             -806                 0         1,377,484                 0         1,376,678
Opening Retained Earnings                            -19239                            (493,489)                           -512,728
                                             --------------------------------------------------------------------------------------
Closing Retained Earnings                           (20,045)                0           883,995                 0           863,950
                                             ======================================================================================

                 NOTES TO UNADUTED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS
                                 MARCH 31, 2006

      1. Basis for Pro Forma Presentation

The unaudited pro forma condensed combined financial statements of Tam of Henderson, Inc., Full Power Enterprises Global Limited., and Shenzhen Yu Zhi Lu Aviation Service Company, Ltd. have been prepared on the basis of assumptions relating to the merger.

      2. Pro Forma Adjustments

The following adjustments were necessary to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal periods presented.

--------------------------------------------------------------------------------

(1)                Common stock                            10,450
            Additional paid in capital                      9,595
                 Retained earnings                                        20,045
         To record equity adjustments and
          reclassifications due to merger